                      "ONCORE PREMIER" AND "ONCORE VALUE"

                               VARIABLE ANNUITIES

                    THE OHIO NATIONAL LIFE INSURANCE COMPANY

                        OHIO NATIONAL VARIABLE ACCOUNT A

                SUPPLEMENT DATED MAY 1, 2001 TO THE PROSPECTUSES
                              DATED MARCH 19, 2001



                      OHIO NATIONAL LIFE EMPLOYEE DISCOUNT


The amount of the credit for ONcore Premier equals 3% of all purchase payments made in the first contract year and 5.2% of purchase payments made in the second through sixth contract years.

The amount of the credit for ONcore Value equals 2.25% of all purchase payments made in the first contract year and 3.9% of purchase payments made in the second through sixth contract years.